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                                                                     EXHIBIT 23a

                        CONSENT OF INDEPENDENT AUDITORS
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     As independent auditors, we hereby consent to the inclusion this Form SB-2A
Statement of our reports, relating to the consolidated financial statements of Medcare Technologies, Inc. for the years ended December 31, 1998 and 1997 and any amendments thereto. We also consent to the reference to this firm under the heading "Experts" in this Registration Statement.


                              /s/ Clancy and Co.
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                                  CLANCY AND CO., P.L.L.C.
                                  Certified Public Accountants
                                  April 30, 1999

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